OMB Number: 3235-0060

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 2, 2004




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



      Delaware                1-9566                 95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



         401 Wilshire Boulevard, Santa Monica, California,    90401-1490
         (Address of principal executive offices)             (Zip Code)


       Registrants telephone number, including area code: (310) 319-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 917 CFR 240.13e-4(c))


                           Total number of pages is 6
                         Index to Exhibit is on Page 4.

Item 4. 01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)   Summary of Change in Accountants

Management of the Company believes that it has a duty to solicit competitive bids for its independent audit in order to obtain professional accounting expertise at a competitive price. In this regard, the Company requested proposals for the 2004 audit from several auditing firms, including KPMG LLP, who have served as the Company's auditors for a number of years. As a result of this competitive bidding process, the Audit Committee of the Board of Directors of the Company ("Audit Committee") selected the firm of Grant Thornton as the principal auditing firm for the Company for the 2004 audit.

The Audit Committee appointed Grant Thornton to act as its principal auditing firm following the dismissal of KPMG LLP.

(b)   Dismissal of Old Firm

KPMG LLP was previously the principal accountants for FirstFed Financial Corp. On September 2, 2004, that firm's appointment as principal accountants was terminated. The decision to change accountants was recommended and approved by the Audit Committee.

In connection with the audits of the two fiscal years ended December 31, 2003 and subsequent interim period through September 2, 2004, there were no disagreements or reportable events with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement or reportable event.

The audit reports of KPMG LLP on the consolidated financial statements of FirstFed Financial Corp. as of and for the years ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

A letter from KPMG LLP is attached as Exhibit 99.1 to this Form 8-K


(c)   New Independent Accountants

On September 2, 2004, the Audit Committee engaged the firm of Grant Thornton as independent auditors of the Company for the period ending December 31, 2004. Grant Thornton is a national firm founded in 1924, with 48 U.S. offices and a financial institutions practice serving over 300 financial institutions nationwide. Grant Thornton will audit the Company's financial statements for the 2004 year end. As to the Company's two most recent fiscal years or subsequent interim period, the Company did not consult Grant Thornton regarding the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Grant Thornton provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company did not consult Grant Thornton on any matter that was the subject of disagreement or a reportable event.

Item 8.01   Other Events

On September 8, 2004, FirstFed Financial Corp. issued a press release. A copy of this press release is attached and incorporated herein as Exhibit 99.2

Item 9.01   Financial Statements and Exhibits

Exhibit 99.1      Letter from KPMG LLP dated September 8, 2004

Exhibit 99.2      Press Release dated September 8, 2004.

                              S I G N A T U R E S


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             FIRSTFED FINANCIAL CORP.



Dated:  September 8, 2004          By:/s/ Douglas J. Goddard
                                          Douglas J. Goddard
                                          Chief Financial Officer

                               INDEX TO EXHIBITS



Item                                                                Page

 99.1     Letter from KPMG LLP dated September 8, 2004                5

 99.2     Press Release dated September 8, 2004                       6

                                  EXHIBIT 99.1






September 8, 2004

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:


We were previously principal accountants for FirstFed Financial Corp. and, under the date of January 28, 2004, we reported on the consolidated financial statements of FirstFed Financial Corp. as of and for the years ended December 31, 2003 and 2002. On September 2, 2004, our appointment as principal accountants was terminated. We have read FirstFed Financial Corp.'s statements included under Item 4.01(b) of its Form 8-K dated September 8, 2004, and we agree with the statements contained in paragraph (b), except that we are not in a position to agree or disagree with FirstFed Financial Corp.'s statements that the change was approved by the Board of Directors.


Very truly yours,


KPMG LLP

                                  EXHIBIT 99.2




                       FirstFed Financial Corp. Announces
                 Change in Registrant's Certifying Accountants


      Santa Monica, California, September 8, 2004 -- FirstFed Financial Corp (NYSE-FED), parent company of First Federal Bank of California, today announced that the Audit Committee of the Board of Directors of the Company had terminated KPMG LLP's appointment as principal accountants of the Company, and appointed the firm of Grant Thornton as the new principal accountants of the Company, with an effective date of September 3, 2004.

      The change in accountants resulted from a competitive bidding process in which KPMG LLP and a number of other firms participated. Grant Thornton was selected, and the appointment of KPMG LLP was terminated, as a result of that competitive bidding process.

      The Company stated that during its two most recently completed fiscal years and the subsequent interim period preceding the determination to change principal accountants, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. KPMG LLP reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principals. During the Company's two most recently completed fiscal years and the subsequent interim period preceding the decision to change principal accountants, there were no reportable accounting events.

      Contact: Douglas Goddard, Executive Vice President
               (310) 319-6014
                                       6